UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2008

LEUCADIA NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As more fully described in the Form 8-K (the “Form 8-K”) of Leucadia National Corporation (the “Company”), dated February 13, 2008, as amended, the Company has acquired a number of common shares of AmeriCredit Corp. (“ACF”), that enables the Company to apply the equity method of accounting. ACF, a company listed on the New York Stock Exchange (Symbol: ACF), is an independent auto finance company in the business of purchasing and servicing automobile sales finance contracts, predominantly to consumers who are typically unable to obtain financing from other sources. As of April 8, 2008, the Company owned an aggregate of 29,336,440 shares of ACF common stock (representing approximately 25.6% of the ACF common stock currently outstanding), for a total cash investment of $373,914,000. This Form 8-K/A amends the Form 8-K by including the financial statements and exhibits set forth under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(1)	The following audited financial statements of ACF are included herein as Exhibit 99.1:

•	Consolidated Balance Sheets as of June 30, 2007 and 2006
•	Consolidated Statements of Income and Comprehensive Income for the years ended June 30, 2007, 2006 and 2005
•	Consolidated Statements of Shareholders’ Equity for the years ended June 30, 2007, 2006 and 2005
•	Consolidated Statements of Cash Flows for the years ended June 30, 2007, 2006 and 2005
•	Notes to Consolidated Financial Statements
•	Report of Independent Registered Public Accounting Firm - Deloitte & Touche LLP
•	Report of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

(2)	The following unaudited condensed financial statements of ACF are included herein as Exhibit 99.2:

•	Consolidated Balance Sheets as of December 31, 2007 and June 30, 2007
•	Consolidated Statements of Income and Comprehensive Income for the three and six months ended December 31, 2007 and 2006
•	Consolidated Statements of Cash Flows for the six months ended December 31, 2007 and 2006
•	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

Unaudited pro forma financial information with respect to the Company’s acquisition of ACF is included herein as Exhibit 99.3.

(d)	Exhibits.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of ACF as of June 30, 2007 and 2006 and for the years ended June 30, 2007, 2006 and 2005.

99.2	Unaudited condensed consolidated financial statements of ACF as of December 31, 2007 and for the three and six months ended December 31, 2007 and 2006.

99.3	Unaudited pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2008

LEUCADIA NATIONAL CORPORATION

/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of ACF as of June 30, 2007 and 2006 and for the years ended June 30, 2007, 2006 and 2005.

99.2	Unaudited condensed consolidated financial statements of ACF as of December 31, 2007 and for the three and six months ended December 31, 2007 and 2006.

99.3	Unaudited pro forma financial information.

5